EXHIBIT 99.1
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                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                           EXCHANGE APPLICATIONS, INC.

                                     AND THE

                          PURCHASERS IDENTIFIED HEREIN




                          DATED AS OF FEBRUARY 20, 2001











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

                                TABLE OF CONTENTS
                                -----------------
                                                                           PAGE
                                                                           ----

SECTION 1.     DEFINITIONS...................................................1


SECTION 2.     PURCHASE AND SALE OF THE NOTE AND THE WARRANT.................4


SECTION 3.     THE CLOSINGS; DELIVERY OF DOCUMENTS AT THE CLOSINGS...........5


SECTION 4.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................6


SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.............11


SECTION 6.     COVENANTS OF THE COMPANY.....................................12


SECTION 7.     PARTIES IN INTEREST; ASSIGNMENT..............................12


SECTION 8.     ENTIRE AGREEMENT.............................................12


SECTION 9.     NOTICES......................................................13


SECTION 10.    AMENDMENTS...................................................14


SECTION 11.    COUNTERPARTS.................................................14


SECTION 12.    HEADINGS.....................................................14


SECTION 13.    GOVERNING LAW................................................14


SECTION 14.    EXPENSES.....................................................14


SECTION 15.    CONSENT OF THE PURCHASERS....................................14

EXHIBITS
--------

Exhibit A - Form of 9% Bridge Promissory Note
Exhibit B - Form of Warrant
Exhibit C - Form of Opinion of Company Counsel
Exhibit D - Form of Amended and Restated Registration Rights Agreement

SCHEDULES
---------

Schedule 2.1 - Purchasers and Allocations
Schedule 4.1 - Foreign Jurisdictions
Schedule 4.2 - Capitalization
Schedule 4.6 - Commission Filings; Financial Statements
Schedule 4.10 - Intellectual Property Rights
Schedule 4.11 - Litigation and other Proceedings and Claims
Schedule 4.14 - Registration Rights

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of February 20, 2001, among EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company"), and the purchasers (each a "Purchaser" and together, the "Purchasers") identified on the signature page hereto.

         WHEREAS, the Company desires to sell to the Purchasers and the Purchasers desire to purchase from the Company (i) up to U.S. $3,000,000 in principal amount of the Company's 9% bridge promissory note, and (ii) the Warrant, each on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         DEFINITIONS.

         Capitalized terms used and not otherwise defined in this Agreement have the meaning ascribed to them below or in the other locations of this Agreement specified below:

             "Advance" means each advance of funds in respect of the Total Commitment.

             "Agreement" has the meaning ascribed to such term in the preamble.

             "Amended and Restated Registration Rights Agreement" has the meaning ascribed to such term in Section 3.1(b)(iv).

             "By-laws" has the meaning ascribed to such term in Section 4.1.

             "Business Day" means each day except for Saturday, Sunday, Federal holidays and any other state-recognized holidays in the States of New York and Massachusetts.

             "Certificate of Incorporation" has the meaning ascribed to such term in Section 4.1.

             "Claim" means any claim, demand, assessment, judgment, order, decree, action, cause of action, litigation, suit, investigation or other proceeding.

             "Commission" means the United States Securities and Exchange Commission.


             "Commission Filings" means all reports, registration statements and other filings filed by the Company with the Commission (and all notes, exhibits and schedules thereto and documents incorporated by reference therein).

             "Common Stock" means the common stock, $.001 par value per share, of the Company.

             "Common Stock Equivalents" means all shares of Common Stock outstanding and all shares of Common Stock issuable (without regard to any present restrictions on such issuance) upon the conversion, exchange or exercise of all Securities of the Company that are convertible, exchangeable or exercisable for share of Common Stock.

             "Company" has the meaning ascribed to such term in the preamble.

             "Company Contracts" has the meaning ascribed to such term in
Section 4.9.

             "Contract" means any written or oral loan contract, agreement, or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order, instrument, permit, concession, franchise or license.

             "DrawDown Date" has the meaning ascribed to such term in Section 3.2(a).

             "Encumbrances" means any liens, charges, encumbrances, claims, options, proxies, pledges, security interests, or other similar rights of any nature.

             "Equity Financing" means the closing of the issuance and sale by the Company on or after the date hereof (other than the transactions contemplated hereby) of an existing or newly created class or series of equity Securities of the Company to any Person, other than (i) Securities issued or granted to eligible officers, employees or directors of, or consultants to, the Company pursuant to the Equity Incentive Plans and any Securities issued upon exercise of such Securities, (ii) any Securities issued by the Company in a Public Offering, (iii) Securities issued upon the exercise, conversion or exchange of any Common Stock Equivalents outstanding on the date hereof or pursuant to the MicroStrategy Agreement, (iv) Securities issued by the Company upon conversion of the Series A Preferred Stock, (v) Securities issued as a stock dividend or upon any stock split, recapitalization or other subdivision or combination of Common Stock, (vi) Securities issued pursuant to acquisitions, strategic alliances and joint ventures, and (vii) issuances of Securities excluded in writing by the Purchasers.

             "Equity Incentive Plans" means the (i) 2000 Customer Analytics Holdings, Inc. Equity Incentive Plan, (ii) 1999 Customer Analytics, Inc. Stock Option and Purchase Plan, (iii) 1999 GBI Stock Acquisition Plan, (iv) 1999 Knowledge Stream Partners, Inc. Stock Option Plan, (v) 1998 Stock Incentive Plan, (vi) 1998 Director Stock Option Plan, (vii) 1998 Employee Stock Purchase Plan and (viii) 1996 Stock Incentive Plan, each as amended, and any other stock option, issuance, appreciation rights or other equity incentive plan for the directors, officers and employees of, and consultants to, the Company, which plan has been approved by the Board or appropriate committee thereof.

             "Event of Default" has the meaning ascribed to such term in the Note.

             "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

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

             "Financing Documents" has the meaning ascribed to such term in
Section 4.3.

             "Fundamental Documents" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. The "Fundamental Documents" of the Company are the Certificate of Incorporation and the By-laws.

             "Governmental Entity" means any federal, state, municipal, or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court or tribunal.

             "GAAP" means United States generally accepted accounting principles, consistently applied.

             "Initial Closing" has the meaning ascribed to such term in Section 3.1(a).

             "Law" means any constitution, law, statute, treaty, rule, ordinance, permit, certificate, directive, requirement, regulation or Order (in each case, whether foreign or domestic) of any Governmental Entity.

             "Lien" means any security interest, pledge, lien, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, commitment or other similar arrangement or interest in real or personal property, whether oral or written.

             "MicroStrategy Agreement" means the Payment and Registration Rights Agreement, dated as of December 28, 1999, between the Company and MicroStrategy Incorporated in effect on the date hereof or as amended from time to time.

             "Material Adverse Effect" means, with respect to the Company, a material adverse effect on the business, operations, assets, conditions (financial or otherwise), operating results, liabilities or prospects of the Company and its Subsidiaries, taken as a whole, since November 14, 2000.

             "Note" has the meaning ascribed to such term in Section 2.

             "Orders" means judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Entity or arbitrator.

             "Person" shall be construed in the broadest sense and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and any other entity, including a Governmental Entity.

             "Preferred Stock" means the preferred stock, $.001 par value per share, of the Company.

             "Proceeding" means any action, suit, proceeding, complaint, charge, hearing, inquiry or investigation before or by a Governmental Entity or an arbitrator or administrator.

             "Projections" has the meaning ascribed to such term in Section 4.8.

             "Public Offering" means the consummation of a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of Securities issuable pursuant to the Equity Incentive Plans.

             "Request Letter" has the meaning ascribed to such term in Section 3.2(a).

             "Securities" means, with respect to any Person, such Person's "securities" as defined in Section 2(1) of the Securities Act and includes such Person's capital stock or other equity interests or any options, warrants or other securities or rights that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Series A Preferred Stock" means the Series A Convertible Redeemable Preferred Stock, $.001 par value per share, of the Company.

             "Subsidiary" means, at any time, with respect to any Person (the "Subject Person"), (i) any Person of which either (x) more than 50% of the Securities entitled to vote in the election of directors or comparable Persons performing similar functions (excluding Securities entitled to vote only upon the failure to pay dividends thereon or other contingencies) or (y) more than a 50% interest in the profits or capital of such Person, are at the time owned or controlled directly or indirectly by the Subject Person or through one or more Subsidiaries of the Subject Person or (ii) any Person whose assets, or portions thereof, are consolidated with the net earnings of the Subject Person and are recorded on the books of the Subject Person for financial reporting purposes in accordance with GAAP.

             "Subject Person" has the meaning ascribed to such term in the definition of "Subsidiary".

             "Total Commitment" has the meaning ascribed to such term in Section 2.

             "Warrant" has the meaning ascribed to such term in Section 2.

             "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrant.

         PURCHASE AND SALE OF THE NOTE AND THE WARRANT.

         Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance and sale to the Purchasers of, and the Purchasers have agreed to advance and purchase from the Company, (a) a 9% Bridge Promissory Note in the aggregate principal amount of up to US $3,000,000 (the "Total Commitment"), substantially in the form of EXHIBIT A (the "Note") and (ii) a Warrant substantially in the form of EXHIBIT B (the "Warrant") for the warrant coverage amount set forth opposite each Purchaser's name on SCHEDULE I hereto. Each Advance under the Note shall be allocated to each Purchaser as set forth in SCHEDULE I hereto, as updated from time to time.

         THE CLOSINGS; DELIVERY OF DOCUMENTS AT THE CLOSINGS.
         ----------------------------------------------------

         The Initial Closing.
         -------------------

             The initial closing (the "Initial Closing") shall take place simultaneously with the execution and delivery of this Agreement at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112.

             At the Initial Closing, the Company shall deliver or cause to be delivered to the Purchasers:

                          the duly executed Note;

                          the duly executed Warrant;

                          the favorable opinion of Bingham Dana LLP, counsel to the Company, addressed to the Purchasers, dated as of the Initial Closing, in substantially the form attached hereto as EXHIBIT C; and

                          the Amended and Restated Registration Rights Agreement in substantially the from attached hereto as EXHIBIT D (the "Amended and Restated Registration Rights Agreement"), which Amended and Restated Registration Rights Agreement shall have been duly authorized, executed and delivered by the Company and shall be in full force and effect and enforceable against the Company in accordance with its terms; and

                          evidence satisfactory to the Purchasers that the Company has reserved the Warrant Shares for issuance upon exercise of the Warrant.

         At the Initial Closing, each Purchaser shall deliver to the Company by wire transfer of immediately available funds the amount set forth opposite such Purchaser's name on SCHEDULE I hereto to such bank account as the Company shall designate to each Purchaser in writing on or prior to the day immediately preceding the Initial Closing.

         The Subsequent Closings.
         -----------------------

         At least two (2) Business Days (or such lesser time as may be agreed by the Purchasers in their reasonable discretion) prior to each funding date (each, a "DrawDown Date"), the Company shall deliver to the Purchasers a written request (the "Request Letter") stating (i)

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

the amount of the Advance to be funded by the Purchasers on such DrawDown Date; provided, however, that in no event shall any Advance (A) be less than $1,000,000 or (B) cause the principal amount of the Note to exceed the Total Commitment, and (ii) the bank account designated by the Company for the wire transfer of such Advance; provided, however, notwithstanding anything to the contrary in this Section 3.2, the Purchasers shall in no way be obligated to make an Advance after March 15, 2001.

         On each DrawDown Date, the Company shall deliver or cause to be delivered to the Purchasers a certificate signed by an officer of the Company to the effect that, both before and immediately after the consummation of such Advance and the other transactions contemplated to take place on such DrawDown Date, (i) no Event of Default shall have occurred and be continuing under the Note and (ii) the representations and warranties made by the Company in the Financing Documents are true and correct in all material respects.

         On each DrawDown Date, the Purchasers shall deliver or cause to be delivered to the Company:

                           an updated Schedule 1 to the Note reflecting each Advance, the allocation of each Advance among the Purchasers and any other adjustments thereto;

                           an updated Schedule 1 to the Warrant reflecting each Advance, the allocation of each Advance among the Purchasers, the adjustments to the number of the Warrant Shares and any other adjustments thereto; and

                           by wire transfer of immediately available funds, such Advance requested by the Company to such bank account as the Company designated in the Request Letter.

         The Note does not constitute a revolving loan and any amounts repaid or prepaid under the Note may not be reborrowed.

         The obligations of the Purchasers hereunder are joint and several.

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
         ----------------------------------------------

         The Company hereby represents and warrants to each of the Purchasers as follows:

         Organization, Power, Authority and Good Standing. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation and has all requisite corporate or other power and authority to own, lease and operate its properties and other assets and to carry on its business as presently conducted and as proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified and in good standing to transact business as a foreign Person in those jurisdictions listed on SCHEDULE 4.1, which constitute all the jurisdictions in which the character of the property owned, leased or operated by the Company or such Subsidiary or the nature of the activities conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. The Company has delivered to the Purchasers a correct and complete copy of the Amended and

Restated Certificate of Incorporation of the Company in effect on the date hereof (the "Certificate of Incorporation"). A copy of the Amended and Restated By-laws of the Company in effect on the date hereof (the "By-laws") is filed as an exhibit to the Commission Filings.

         Capitalization.
         --------------

                  Immediately upon consummation of the Initial Closing, the authorized, issued and outstanding capital stock of the Company shall consist of:

                           10,000,000 shares of Preferred Stock, of which 5,330,000 are designated as Series A Preferred Stock and 5,325,645 are validly issued and outstanding, fully paid and nonassessable; and

                           150,000,000 shares of Common Stock, of which:

                                    32,730,818 shares are validly issued and
                  outstanding, fully paid and nonassessable;

                                    6,488,781 shares are reserved for issuance
                  upon conversion of the Series A Preferred Stock;

                                    108,877 shares are reserved as Warrant
                  Shares for issuance upon exercise of the Warrant;

                                    366,565 shares are reserved as treasury
                  shares; and

                                    12,060,641 shares are reserved for issuance
                  in accordance with the Equity Incentive Plans.

                  Except as contemplated by the Financing Documents or as otherwise set forth on SCHEDULE 4.2, there are, and immediately after consummation of the Initial Closing there will be, no (i) outstanding warrants, options, agreements, convertible Securities or other commitments or instruments pursuant to which the Company is obligated to issue, sell or otherwise transfer any Securities or (ii) preemptive or similar rights to purchase or otherwise acquire Securities of the Company pursuant to any provision of Law, the Company's Fundamental Documents or any Contract to which the Company is a party.

                  All Securities issued by the Company have been issued in transactions in accordance in all material respects with applicable state and federal Laws governing the sale and purchase of Securities.

                  The authorization, reservation, issuance, sale and delivery, as applicable, of the Warrant Shares have been duly and validly authorized by all requisite corporate action on the part of the Company. The Warrant Shares (assuming the issuance thereof in accordance with the applicable terms of the Warrant), will be duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, free and clear of any Encumbrances whatsoever and with no restrictions on the voting rights thereof and not subject to

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

any preemptive rights, rights of first refusal or other similar rights of the stockholders of the Company.

         Authorization of Agreement, Etc. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Note, the Warrant, the Registration Rights Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such agreement and all related transactions (collectively, the "Financing Documents") and to perform its obligations under and to consummate the transactions contemplated by each such Financing Document. The execution, delivery and performance by the Company of each Financing Document to which it is a party and the issuance, sale and delivery of the Note and the Warrant has been duly authorized by all requisite corporate action by the Company, and this Agreement and each other Financing Document has been duly executed and delivered by the Company. No other corporate or stockholder action on the part of the Company is necessary for such authorization, execution and delivery. Each of the Financing Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting creditors' rights and remedies generally, and subject, in the case of enforceability, to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

         No Conflicts. The execution, delivery and performance by the Company of this Agreement and each of the other Financing Documents, the issuance, sale and delivery of the Note and the Warrant and compliance with the provisions hereof and thereof by the Company, will not (a) violate any provision of Law or any Order applicable to the Company or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance upon any of the properties or assets of the Company or, except as previously disclosed in writing to the Purchasers, any material Contract to which it is a party or (c) conflict with or violate any provision of the Fundamental Documents of the Company currently in effect or in effect on any DrawDown Date.

         Approvals. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required in connection with the execution, delivery or performance by the Company of each Financing Document to which it is a party.

         Commission Filings; Financial Statements.
         ----------------------------------------

                  The Company has filed all Commission Filings that it has been required to file with the Commission under the Securities Act and the Exchange Act. As of the respective dates of their filing with the Commission, or the date of any amendment thereto filed on or prior to the date hereof, the Commission Filings complied as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  Each of the historical consolidated financial statements of the Company (including any related notes or schedules) included in the Commission Filings was prepared in accordance with GAAP (except as may be disclosed therein), and complied in all material respects with the rules and regulations of the Commission. Such financial statements fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations, cash flows and changes in stockholders' equity for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments). Except as set forth or reflected in the Commission Filings filed prior to the date hereof or as set forth on SCHEDULE 4.6, neither the Company nor any of its Subsidiaries have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         Private Offering. Assuming the accuracy of the representations of the Purchasers in Section 5.2, the offering, sale, issuance and delivery by the Company of the Note and the Warrant are exempt from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws and the rules and regulations promulgated thereunder. Neither the Company or its Subsidiaries, nor any Person acting on their behalf, has offered or sold or will offer or sell any Securities, or has taken or will take any other action (including, without limitation, any offering of any Securities of the Company under circumstances that would require, under the Securities Act or any applicable blue-sky laws, the integration of such offering with the transactions contemplated by this Agreement), which would subject the transactions contemplated by this Agreement to the registration provisions of the Securities Act.

         Provided Information. All written summaries provided by the Company to legal counsel for the Purchasers on or about December 26, 2000 with regard to the events leading up to the Company's press releases of September 29, 2000 and October 2, 2000 are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made. The financial projections concerning the Company and its Subsidiaries and the transactions contemplated by this Agreement contained in the "street plan" projections (the "Projections") that have been made available to the Purchasers and their accountants in connection with the transactions contemplated by this Agreement were at the time they were made available to the Purchasers and their accountants prepared on a basis reflecting the reasonable good faith estimates and judgments of the Company's management as to the future financial performance of the Company and its Subsidiaries for the periods covered thereby. The Projections are specifically and expressly limited and qualified by underlying written assumptions disclosed therein.

         Certain Contracts. All material Contracts to which the Company or any of its Subsidiaries is a party or may be bound that are required by Item 610(b)(10) of Regulation S-K to be filed as exhibits to, or incorporated by reference in, the Company's Form 10-K or the Company's Form 10-Q are referred to herein as "Company Contracts". All Company Contracts are legal, valid and binding and in full force and effect on the date hereof except to the extent previously disclosed in writing to the Purchasers, to the extent they have previously expired in accordance with their terms or to the extent such failure to be so legal, valid and binding would not reasonably be expected to have a Material Adverse Effect and, neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Company Contract, except as previously disclosed in writing to the Purchasers or for defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Intellectual Property Rights.
         ----------------------------

                  To the Company's knowledge, each of the Company and its Subsidiaries owns or is licensed to use all trademarks, copyrights, service marks, and applications and registrations therefor, and all trade names, domain names, web sites, customer lists, trade secrets, proprietary processes and formulae, inventions, know-how, other confidential and proprietary information, and other industrial and intellectual property rights necessary to permit each of the Company and its Subsidiaries to carry on its business as presently conducted. To the Company's knowledge, each of the Company and its Subsidiaries has the right to bring infringement actions with respect to all trademarks, copyrights, service marks, trade names, domain names, trade secrets, proprietary processes and formulae, inventions, know how and other confidential and proprietary information that it owns. Except as otherwise disclosed in SCHEDULE 4.10, all registered patents, copyrights, trademarks, and service marks owned by the Company and its Subsidiaries are in full force and effect and are not subject to any taxes or maintenance fees. Except as otherwise disclosed in
SCHEDULE 4.10, there is no pending or, to the knowledge of the Company, threatened Claim or litigation against the Company or any Subsidiary contesting the right to use its intellectual property rights, asserting the material misuse of any thereof, or asserting the material infringement or other material violation of any intellectual property right of a third party. All inventions and know-how conceived by employees of the Company or its Subsidiaries and used by the Company and its Subsidiaries in the business of the Company and its Subsidiaries as currently conducted are owned by the Company or its Subsidiaries. Except as disclosed on SCHEDULE 4.10, each of the Company and its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality, and value of its trade secrets, proprietary processes, formulae, inventions, know-how and other confidential and proprietary information.

                  Except as otherwise disclosed in SCHEDULE 4.11, no Proceedings or Claims in which the Company or any Subsidiary alleges that any Person is materially infringing upon, or otherwise materially violating, any patents, trademarks, copyrights, service marks, and applications and registrations therefor are pending, and none have been served by, instituted or asserted by the Company or any Subsidiary, nor are any Proceedings or Claims threatened alleging any such material violation or material infringement, nor does the Company or any Subsidiary know of any valid basis for any such Proceedings or Claims.

         Litigation Other Proceedings or Claims. Except as set forth on SCHEDULE 4.11, there are no (i) Proceedings or Claims pending against or initiated by the Company or any Subsidiary or, to the best knowledge of the Company, threatened against the Company or any Subsidiary, whether at law or in equity, whether civil or criminal in nature, except for Proceedings or Claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (ii) material Orders with respect to the Company or any Subsidiary.

         Termination of Employment. To the Company's knowledge, no executive officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any officer, key employee or group of key employees.

         Brokers. Neither the Company nor any of its Subsidiaries have employed or otherwise retained any broker or finder in connection with the transactions contemplated by this Agreement.

         Registration Rights. Except as contemplated by the Registration Rights Agreement and except as set forth on SCHEDULE 4.14, no Person has any right to cause the Company to effect the registration under the Securities Act of any shares of Common Stock or any other Securities of the Company.

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
         -------------------------------------------------

         Each Purchaser hereby represents and warrants to the Company as follows:

         Authorization of the Financing Documents. Each Purchaser has the requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents to which it is a party and the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Financing Documents to which it is a party have been duly authorized by all requisite action by such Purchaser and each such Financing Document, when executed and delivered by such Purchaser, constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting creditors' rights and remedies generally, and subject, in the case of enforceability, to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

         Investment Representations.
         --------------------------

                  The Note and the Warrant to be purchased by each Purchaser hereunder are acquired for its own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable foreign or state securities Laws.

                  Each Purchaser understands that (i) the Note and the Warrant have not been, and the Securities issuable upon conversion or exercise thereof will not be, registered under the Securities Act or applicable foreign or state securities Laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act and applicable foreign and state securities Laws and (ii) the Note and the Warrant, and the Securities issuable upon conversion or exercise thereof, must be held by the Purchasers or each Purchaser, as the case may be, indefinitely unless a subsequent disposition thereof is registered under the

Securities Act and applicable foreign and state securities Laws or is exempt from registration thereof. Each Purchaser is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

                  Except for the acquisition of the Securities of the Company pursuant to the Note Purchase Agreement, dated December 15, 2000, and the Securities Purchase Agreement, dated January 10, 2001, each such agreement by and among the Company and the Purchasers, and for the transactions contemplated hereby, no Purchaser or any affiliate has (i) bought or sold Securities, or options to buy or sell Securities, of the Company, (ii) requested, instructed or knowingly participated in a plan or arrangement with another Person to buy or sell Securities, or options to buy or sell Securities, of the Company, at any time during the period commencing on October 15, 2000 and ending on (and including) the Initial Closing.

                  None of the Purchasers have employed or otherwise retained any broker or finder in connection with the transactions contemplated by this Agreement.

         COVENANTS OF THE COMPANY.
         -------------------------

                  Subsequent Financings. From and after the Initial Closing, if the Company consummates one or more Equity Financings, other than an Equity Financing pursuant to which the Purchasers elect to participate by converting all of the outstanding principal amount of the Note and all accrued and unpaid interest thereon into Securities issued in such Equity Financing, then the proceeds received by the Company in such Equity Financing shall first be used to payoff the outstanding principal amount of the Note and any accrued and unpaid interest thereon.

                  Use of Proceeds. The proceeds received by the Company from the sale of the Note and the Warrant shall be used by the Company for working capital and other general corporate purposes.

         PARTIES IN INTEREST; ASSIGNMENT.
         --------------------------------

         This Agreement shall bind and inure to the benefit of the Company, the Purchasers and their respective successors and assigns. No party hereto may assign this Agreement, any other Financing Document or any of its rights, interests or obligations hereunder or thereunder without the prior written consent of the other parties; provided, however, that each Purchaser may assign any of its rights under this Agreement or any other Financing Document to any affiliate of such Purchaser.

         ENTIRE AGREEMENT.
         -----------------

         This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

         NOTICES.
         --------

         All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  if to the Company, to:

                              Exchange Applications, Inc.
                              89 South Street
                              Boston, MA 02111
                              Attention:    Andrew J. Frawley
                              Telephone:    (617) 737-2244
                              Telecopy:     (617) 443-9143

                              with a copy to:

                              Bingham Dana, LLP
                              399 Park Avenue
                              New York, NY 10022-4689
                              Attention:    Neil W. Townsend
                              Telephone:    (212) 318-7722
                              Telecopy: (212) 752-5378

                  if to the Purchasers, to:

                              InSight Capital Partners
                              527 Madison Avenue, 10th Floor
                              New York, N.Y. 10022
                              Attention:    Deven Parekh
                              Telephone:    (212) 230-9200
                              Telecopy:     (212) 230-9272

                              with a copy to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, New York  10112
                              Attention:    Ilan S. Nissan, Esq.
                              Telephone:    (212) 408-2400
                              Telecopy:     (212) 408-2420

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section 9. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

         AMENDMENTS.
         -----------

         This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and the Purchasers.

         COUNTERPARTS.
         -------------

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         HEADINGS.
         ---------

         The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         GOVERNING LAW.
         --------------

         This Agreement shall be governed by and construed in accordance with the Laws of the State of New York (without giving effect to principles of conflicts of laws).

         EXPENSES.
         ---------

         The Company agrees to pay, and hold the Purchasers harmless against liability for the payment of: (i) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchasers arising in connection with its due diligence and the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement which shall be payable at the Initial Closing and on each DrawDown Date and may be netted from the wire transfers contemplated by Section 3.1(c) and Section 3.2(c)(iii),
(ii) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchasers with respect to documentation of the conversion of the Note and the exercise of the Warrant pursuant to their terms or any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, or the other agreements contemplated hereby and (iii) the reasonable fees and expenses incurred by the Purchasers with respect to the enforcement by the Purchasers or their permitted assigns of their rights granted under this Agreement, or the agreements contemplated hereby.

         CONSENT OF THE PURCHASERS.
         -------------------------

         Pursuant to Section 3(b) of the Company's Certificate of Designation dated January 10, 2001, the Purchasers hereby consent to the transactions contemplated by this Agreement and the other Financing Documents; provided, however, that notwithstanding the foregoing, the Purchasers are not hereby consenting to any Equity Financing.
                                    * * * * *

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.


                                COMPANY:
                                --------

                                EXCHANGE APPLICATIONS, INC.


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                PURCHASERS:
                                -----------

                                INSIGHT CAPITAL PARTNERS IV, L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                INSIGHT CAPITAL PARTNERS
                                (CAYMAN) IV, L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its investment general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                INSIGHT CAPITAL PARTNERS
                                IV (FUND B), L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                INSIGHT CAPITAL PARTNERS
                                IV (CO-INVESTORS), L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A
                                                                       ---------


                        Form of 9% Bridge Promissory Note
                        ---------------------------------



                                  See attached.
                                  -------------

                                                                       EXHIBIT B
                                                                       ---------


                                 Form of Warrant
                                 ---------------



                                  See attached.
                                  -------------

                                                                       EXHIBIT C
                                                                       ---------


                       Form of Opinion of Company Counsel
                       ----------------------------------



                                  See attached.
                                  -------------

                                                                       EXHIBIT D
                                                                       ---------


            Form of Amended and Restate Registration Rights Agreement
            ---------------------------------------------------------



                                  See attached.
                                  -------------

                                   SCHEDULE I
                                   PURCHASERS


Initial Closing:  February 20, 2001
---------------   -----------------

                                                          Percentage of      Initial Advance      Warrant Coverage
                          Purchaser                      Initial Advance         Amount                Amount
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners IV, L.P.                            78.040899%       $2,341,226.98            84,969
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners (Cayman) IV, L.P.                    8.632630%       $ 258,978.91             9,399
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners IV (Fund B), L.P.                   12.670944%       $ 380,128.33             13,796
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners IV (Co-Investors), L.P.              0.655526%        $ 19,665.78              713
------------------------------------------------------- ------------------ -------------------- ---------------------
                                                TOTAL:          100.00%       $3,000,000.00           108,877
------------------------------------------------------- ------------------ -------------------- ---------------------

                                                                    EXHIBIT 99.1
                                                                    ------------
================================================================================
















                          SECURITIES PURCHASE AGREEMENT

                                      AMONG

                           EXCHANGE APPLICATIONS, INC.

                                     AND THE

                          PURCHASERS IDENTIFIED HEREIN




                          DATED AS OF FEBRUARY 20, 2001











================================================================================

                                TABLE OF CONTENTS
                                -----------------
                                                                           PAGE
                                                                           ----

SECTION 1.     DEFINITIONS...................................................1


SECTION 2.     PURCHASE AND SALE OF THE NOTE AND THE WARRANT.................4


SECTION 3.     THE CLOSINGS; DELIVERY OF DOCUMENTS AT THE CLOSINGS...........5


SECTION 4.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.................6


SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.............11


SECTION 6.     COVENANTS OF THE COMPANY.....................................12


SECTION 7.     PARTIES IN INTEREST; ASSIGNMENT..............................12


SECTION 8.     ENTIRE AGREEMENT.............................................12


SECTION 9.     NOTICES......................................................13


SECTION 10.    AMENDMENTS...................................................14


SECTION 11.    COUNTERPARTS.................................................14


SECTION 12.    HEADINGS.....................................................14


SECTION 13.    GOVERNING LAW................................................14


SECTION 14.    EXPENSES.....................................................14


SECTION 15.    CONSENT OF THE PURCHASERS....................................14

EXHIBITS
--------

Exhibit A - Form of 9% Bridge Promissory Note
Exhibit B - Form of Warrant
Exhibit C - Form of Opinion of Company Counsel
Exhibit D - Form of Amended and Restated Registration Rights Agreement

SCHEDULES
---------

Schedule 2.1 - Purchasers and Allocations
Schedule 4.1 - Foreign Jurisdictions
Schedule 4.2 - Capitalization
Schedule 4.6 - Commission Filings; Financial Statements
Schedule 4.10 - Intellectual Property Rights
Schedule 4.11 - Litigation and other Proceedings and Claims
Schedule 4.14 - Registration Rights

         SECURITIES PURCHASE AGREEMENT (this "AGREEMENT"), dated as of February 20, 2001, among EXCHANGE APPLICATIONS, INC., a Delaware corporation (the "Company"), and the purchasers (each a "Purchaser" and together, the "Purchasers") identified on the signature page hereto.

         WHEREAS, the Company desires to sell to the Purchasers and the Purchasers desire to purchase from the Company (i) up to U.S. $3,000,000 in principal amount of the Company's 9% bridge promissory note, and (ii) the Warrant, each on the terms and subject to the conditions set forth in this Agreement.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         DEFINITIONS.

         Capitalized terms used and not otherwise defined in this Agreement have the meaning ascribed to them below or in the other locations of this Agreement specified below:

             "Advance" means each advance of funds in respect of the Total Commitment.

             "Agreement" has the meaning ascribed to such term in the preamble.

             "Amended and Restated Registration Rights Agreement" has the meaning ascribed to such term in Section 3.1(b)(iv).

             "By-laws" has the meaning ascribed to such term in Section 4.1.

             "Business Day" means each day except for Saturday, Sunday, Federal holidays and any other state-recognized holidays in the States of New York and Massachusetts.

             "Certificate of Incorporation" has the meaning ascribed to such term in Section 4.1.

             "Claim" means any claim, demand, assessment, judgment, order, decree, action, cause of action, litigation, suit, investigation or other proceeding.

             "Commission" means the United States Securities and Exchange Commission.


             "Commission Filings" means all reports, registration statements and other filings filed by the Company with the Commission (and all notes, exhibits and schedules thereto and documents incorporated by reference therein).

             "Common Stock" means the common stock, $.001 par value per share, of the Company.

             "Common Stock Equivalents" means all shares of Common Stock outstanding and all shares of Common Stock issuable (without regard to any present restrictions on such issuance) upon the conversion, exchange or exercise of all Securities of the Company that are convertible, exchangeable or exercisable for share of Common Stock.

             "Company" has the meaning ascribed to such term in the preamble.

             "Company Contracts" has the meaning ascribed to such term in
Section 4.9.

             "Contract" means any written or oral loan contract, agreement, or credit agreement, note, bond, mortgage, indenture, lease, sublease, purchase order, instrument, permit, concession, franchise or license.

             "DrawDown Date" has the meaning ascribed to such term in Section 3.2(a).

             "Encumbrances" means any liens, charges, encumbrances, claims, options, proxies, pledges, security interests, or other similar rights of any nature.

             "Equity Financing" means the closing of the issuance and sale by the Company on or after the date hereof (other than the transactions contemplated hereby) of an existing or newly created class or series of equity Securities of the Company to any Person, other than (i) Securities issued or granted to eligible officers, employees or directors of, or consultants to, the Company pursuant to the Equity Incentive Plans and any Securities issued upon exercise of such Securities, (ii) any Securities issued by the Company in a Public Offering, (iii) Securities issued upon the exercise, conversion or exchange of any Common Stock Equivalents outstanding on the date hereof or pursuant to the MicroStrategy Agreement, (iv) Securities issued by the Company upon conversion of the Series A Preferred Stock, (v) Securities issued as a stock dividend or upon any stock split, recapitalization or other subdivision or combination of Common Stock, (vi) Securities issued pursuant to acquisitions, strategic alliances and joint ventures, and (vii) issuances of Securities excluded in writing by the Purchasers.

             "Equity Incentive Plans" means the (i) 2000 Customer Analytics Holdings, Inc. Equity Incentive Plan, (ii) 1999 Customer Analytics, Inc. Stock Option and Purchase Plan, (iii) 1999 GBI Stock Acquisition Plan, (iv) 1999 Knowledge Stream Partners, Inc. Stock Option Plan, (v) 1998 Stock Incentive Plan, (vi) 1998 Director Stock Option Plan, (vii) 1998 Employee Stock Purchase Plan and (viii) 1996 Stock Incentive Plan, each as amended, and any other stock option, issuance, appreciation rights or other equity incentive plan for the directors, officers and employees of, and consultants to, the Company, which plan has been approved by the Board or appropriate committee thereof.

             "Event of Default" has the meaning ascribed to such term in the Note.

             "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

             "Financing Documents" has the meaning ascribed to such term in
Section 4.3.

             "Fundamental Documents" means the documents by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. The "Fundamental Documents" of the Company are the Certificate of Incorporation and the By-laws.

             "Governmental Entity" means any federal, state, municipal, or other government, governmental department, commission, board, bureau, agency or instrumentality, or any court or tribunal.

             "GAAP" means United States generally accepted accounting principles, consistently applied.

             "Initial Closing" has the meaning ascribed to such term in Section 3.1(a).

             "Law" means any constitution, law, statute, treaty, rule, ordinance, permit, certificate, directive, requirement, regulation or Order (in each case, whether foreign or domestic) of any Governmental Entity.

             "Lien" means any security interest, pledge, lien, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale or title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, commitment or other similar arrangement or interest in real or personal property, whether oral or written.

             "MicroStrategy Agreement" means the Payment and Registration Rights Agreement, dated as of December 28, 1999, between the Company and MicroStrategy Incorporated in effect on the date hereof or as amended from time to time.

             "Material Adverse Effect" means, with respect to the Company, a material adverse effect on the business, operations, assets, conditions (financial or otherwise), operating results, liabilities or prospects of the Company and its Subsidiaries, taken as a whole, since November 14, 2000.

             "Note" has the meaning ascribed to such term in Section 2.

             "Orders" means judgments, writs, decrees, injunctions, orders, compliance agreements or settlement agreements of or with any Governmental Entity or arbitrator.

             "Person" shall be construed in the broadest sense and shall include an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and any other entity, including a Governmental Entity.

             "Preferred Stock" means the preferred stock, $.001 par value per share, of the Company.

             "Proceeding" means any action, suit, proceeding, complaint, charge, hearing, inquiry or investigation before or by a Governmental Entity or an arbitrator or administrator.

             "Projections" has the meaning ascribed to such term in Section 4.8.

             "Public Offering" means the consummation of a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of Securities issuable pursuant to the Equity Incentive Plans.

             "Request Letter" has the meaning ascribed to such term in Section 3.2(a).

             "Securities" means, with respect to any Person, such Person's "securities" as defined in Section 2(1) of the Securities Act and includes such Person's capital stock or other equity interests or any options, warrants or other securities or rights that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests.

             "Securities Act" means the Securities Act of 1933, as amended.

             "Series A Preferred Stock" means the Series A Convertible Redeemable Preferred Stock, $.001 par value per share, of the Company.

             "Subsidiary" means, at any time, with respect to any Person (the "Subject Person"), (i) any Person of which either (x) more than 50% of the Securities entitled to vote in the election of directors or comparable Persons performing similar functions (excluding Securities entitled to vote only upon the failure to pay dividends thereon or other contingencies) or (y) more than a 50% interest in the profits or capital of such Person, are at the time owned or controlled directly or indirectly by the Subject Person or through one or more Subsidiaries of the Subject Person or (ii) any Person whose assets, or portions thereof, are consolidated with the net earnings of the Subject Person and are recorded on the books of the Subject Person for financial reporting purposes in accordance with GAAP.

             "Subject Person" has the meaning ascribed to such term in the definition of "Subsidiary".

             "Total Commitment" has the meaning ascribed to such term in Section 2.

             "Warrant" has the meaning ascribed to such term in Section 2.

             "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrant.

         PURCHASE AND SALE OF THE NOTE AND THE WARRANT.

         Upon the terms and subject to the conditions contained in this Agreement, the Company has authorized the issuance and sale to the Purchasers of, and the Purchasers have agreed to advance and purchase from the Company, (a) a 9% Bridge Promissory Note in the aggregate principal amount of up to US $3,000,000 (the "Total Commitment"), substantially in the form of EXHIBIT A (the "Note") and (ii) a Warrant substantially in the form of EXHIBIT B (the "Warrant") for the warrant coverage amount set forth opposite each Purchaser's name on SCHEDULE I hereto. Each Advance under the Note shall be allocated to each Purchaser as set forth in SCHEDULE I hereto, as updated from time to time.

         THE CLOSINGS; DELIVERY OF DOCUMENTS AT THE CLOSINGS.
         ----------------------------------------------------

         The Initial Closing.
         -------------------

             The initial closing (the "Initial Closing") shall take place simultaneously with the execution and delivery of this Agreement at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112.

             At the Initial Closing, the Company shall deliver or cause to be delivered to the Purchasers:

                          the duly executed Note;

                          the duly executed Warrant;

                          the favorable opinion of Bingham Dana LLP, counsel to the Company, addressed to the Purchasers, dated as of the Initial Closing, in substantially the form attached hereto as EXHIBIT C; and

                          the Amended and Restated Registration Rights Agreement in substantially the from attached hereto as EXHIBIT D (the "Amended and Restated Registration Rights Agreement"), which Amended and Restated Registration Rights Agreement shall have been duly authorized, executed and delivered by the Company and shall be in full force and effect and enforceable against the Company in accordance with its terms; and

                          evidence satisfactory to the Purchasers that the Company has reserved the Warrant Shares for issuance upon exercise of the Warrant.

         At the Initial Closing, each Purchaser shall deliver to the Company by wire transfer of immediately available funds the amount set forth opposite such Purchaser's name on SCHEDULE I hereto to such bank account as the Company shall designate to each Purchaser in writing on or prior to the day immediately preceding the Initial Closing.

         The Subsequent Closings.
         -----------------------

         At least two (2) Business Days (or such lesser time as may be agreed by the Purchasers in their reasonable discretion) prior to each funding date (each, a "DrawDown Date"), the Company shall deliver to the Purchasers a written request (the "Request Letter") stating (i) the amount of the Advance to be funded by the Purchasers on such DrawDown Date; provided, however, that in no event shall any Advance (A) be less than $1,000,000 or (B) cause the principal amount of the Note to exceed the Total Commitment, and (ii) the bank account designated by the Company for the wire transfer of such Advance; provided, however, notwithstanding anything to the contrary in this Section 3.2, the Purchasers shall in no way be obligated to make an Advance after March 15, 2001.

         On each DrawDown Date, the Company shall deliver or cause to be delivered to the Purchasers a certificate signed by an officer of the Company to the effect that, both before and immediately after the consummation of such Advance and the other transactions contemplated to take place on such DrawDown Date, (i) no Event of Default shall have occurred and be continuing under the Note and (ii) the representations and warranties made by the Company in the Financing Documents are true and correct in all material respects.

         On each DrawDown Date, the Purchasers shall deliver or cause to be delivered to the Company:

                           an updated Schedule 1 to the Note reflecting each Advance, the allocation of each Advance among the Purchasers and any other adjustments thereto;

                           an updated Schedule 1 to the Warrant reflecting each Advance, the allocation of each Advance among the Purchasers, the adjustments to the number of the Warrant Shares and any other adjustments thereto; and

                           by wire transfer of immediately available funds, such Advance requested by the Company to such bank account as the Company designated in the Request Letter.

         The Note does not constitute a revolving loan and any amounts repaid or prepaid under the Note may not be reborrowed.

         The obligations of the Purchasers hereunder are joint and several.

         REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
         ----------------------------------------------

         The Company hereby represents and warrants to each of the Purchasers as follows:

         Organization, Power, Authority and Good Standing. Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or formation and has all requisite corporate or other power and authority to own, lease and operate its properties and other assets and to carry on its business as presently conducted and as proposed to be conducted. Each of the Company and its Subsidiaries is duly qualified and in good standing to transact business as a foreign Person in those jurisdictions listed on SCHEDULE 4.1, which constitute all the jurisdictions in which the character of the property owned, leased or operated by the Company or such Subsidiary or the nature of the activities conducted by the Company or such Subsidiary makes such qualification necessary, except where the failure to be so qualified would not have a Material Adverse Effect. The Company has delivered to the Purchasers a correct and complete copy of the Amended and

Restated Certificate of Incorporation of the Company in effect on the date hereof (the "Certificate of Incorporation"). A copy of the Amended and Restated By-laws of the Company in effect on the date hereof (the "By-laws") is filed as an exhibit to the Commission Filings.

         Capitalization.
         --------------

                  Immediately upon consummation of the Initial Closing, the authorized, issued and outstanding capital stock of the Company shall consist of:

                           10,000,000 shares of Preferred Stock, of which 5,330,000 are designated as Series A Preferred Stock and 5,325,645 are validly issued and outstanding, fully paid and nonassessable; and

                           150,000,000 shares of Common Stock, of which:

                                    32,730,818 shares are validly issued and
                  outstanding, fully paid and nonassessable;

                                    6,488,781 shares are reserved for issuance
                  upon conversion of the Series A Preferred Stock;

                                    108,877 shares are reserved as Warrant
                  Shares for issuance upon exercise of the Warrant;

                                    366,565 shares are reserved as treasury
                  shares; and

                                    12,060,641 shares are reserved for issuance
                  in accordance with the Equity Incentive Plans.

                  Except as contemplated by the Financing Documents or as otherwise set forth on SCHEDULE 4.2, there are, and immediately after consummation of the Initial Closing there will be, no (i) outstanding warrants, options, agreements, convertible Securities or other commitments or instruments pursuant to which the Company is obligated to issue, sell or otherwise transfer any Securities or (ii) preemptive or similar rights to purchase or otherwise acquire Securities of the Company pursuant to any provision of Law, the Company's Fundamental Documents or any Contract to which the Company is a party.

                  All Securities issued by the Company have been issued in transactions in accordance in all material respects with applicable state and federal Laws governing the sale and purchase of Securities.

                  The authorization, reservation, issuance, sale and delivery, as applicable, of the Warrant Shares have been duly and validly authorized by all requisite corporate action on the part of the Company. The Warrant Shares (assuming the issuance thereof in accordance with the applicable terms of the Warrant), will be duly and validly issued and outstanding, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, free and clear of any Encumbrances whatsoever and with no restrictions on the voting rights thereof and not subject to any preemptive rights, rights of first refusal or other similar rights of the stockholders of the Company.

         Authorization of Agreement, Etc. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Note, the Warrant, the Registration Rights Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of each such agreement and all related transactions (collectively, the "Financing Documents") and to perform its obligations under and to consummate the transactions contemplated by each such Financing Document. The execution, delivery and performance by the Company of each Financing Document to which it is a party and the issuance, sale and delivery of the Note and the Warrant has been duly authorized by all requisite corporate action by the Company, and this Agreement and each other Financing Document has been duly executed and delivered by the Company. No other corporate or stockholder action on the part of the Company is necessary for such authorization, execution and delivery. Each of the Financing Documents constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting creditors' rights and remedies generally, and subject, in the case of enforceability, to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

         No Conflicts. The execution, delivery and performance by the Company of this Agreement and each of the other Financing Documents, the issuance, sale and delivery of the Note and the Warrant and compliance with the provisions hereof and thereof by the Company, will not (a) violate any provision of Law or any Order applicable to the Company or any of its properties or assets or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any Encumbrance upon any of the properties or assets of the Company or, except as previously disclosed in writing to the Purchasers, any material Contract to which it is a party or (c) conflict with or violate any provision of the Fundamental Documents of the Company currently in effect or in effect on any DrawDown Date.

         Approvals. No permit, authorization, consent or approval of or by, or any notification of or filing with, any Person is required in connection with the execution, delivery or performance by the Company of each Financing Document to which it is a party.

         Commission Filings; Financial Statements.
         ----------------------------------------

                  The Company has filed all Commission Filings that it has been required to file with the Commission under the Securities Act and the Exchange Act. As of the respective dates of their filing with the Commission, or the date of any amendment thereto filed on or prior to the date hereof, the Commission Filings complied as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

                  Each of the historical consolidated financial statements of the Company (including any related notes or schedules) included in the Commission Filings was prepared in accordance with GAAP (except as may be disclosed therein), and complied in all material respects with the rules and regulations of the Commission. Such financial statements fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations, cash flows and changes in stockholders' equity for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments). Except as set forth or reflected in the Commission Filings filed prior to the date hereof or as set forth on SCHEDULE 4.6, neither the Company nor any of its Subsidiaries have any liabilities or obligations of any nature (whether accrued, absolute, contingent, unasserted or otherwise) that individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

         Private Offering. Assuming the accuracy of the representations of the Purchasers in Section 5.2, the offering, sale, issuance and delivery by the Company of the Note and the Warrant are exempt from the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws and the rules and regulations promulgated thereunder. Neither the Company or its Subsidiaries, nor any Person acting on their behalf, has offered or sold or will offer or sell any Securities, or has taken or will take any other action (including, without limitation, any offering of any Securities of the Company under circumstances that would require, under the Securities Act or any applicable blue-sky laws, the integration of such offering with the transactions contemplated by this Agreement), which would subject the transactions contemplated by this Agreement to the registration provisions of the Securities Act.

         Provided Information. All written summaries provided by the Company to legal counsel for the Purchasers on or about December 26, 2000 with regard to the events leading up to the Company's press releases of September 29, 2000 and October 2, 2000 are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not misleading in light of the circumstances under which such statements are made. The financial projections concerning the Company and its Subsidiaries and the transactions contemplated by this Agreement contained in the "street plan" projections (the "Projections") that have been made available to the Purchasers and their accountants in connection with the transactions contemplated by this Agreement were at the time they were made available to the Purchasers and their accountants prepared on a basis reflecting the reasonable good faith estimates and judgments of the Company's management as to the future financial performance of the Company and its Subsidiaries for the periods covered thereby. The Projections are specifically and expressly limited and qualified by underlying written assumptions disclosed therein.

         Certain Contracts. All material Contracts to which the Company or any of its Subsidiaries is a party or may be bound that are required by Item 610(b)(10) of Regulation S-K to be filed as exhibits to, or incorporated by reference in, the Company's Form 10-K or the Company's Form 10-Q are referred to herein as "Company Contracts". All Company Contracts are legal, valid and binding and in full force and effect on the date hereof except to the extent previously disclosed in writing to the Purchasers, to the extent they have previously expired in accordance with their terms or to the extent such failure to be so legal, valid and binding would not reasonably be expected to have a Material Adverse Effect and, neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Company Contract, except as previously disclosed in writing to the Purchasers or for defaults that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

         Intellectual Property Rights.
         ----------------------------

                  To the Company's knowledge, each of the Company and its Subsidiaries owns or is licensed to use all trademarks, copyrights, service marks, and applications and registrations therefor, and all trade names, domain names, web sites, customer lists, trade secrets, proprietary processes and formulae, inventions, know-how, other confidential and proprietary information, and other industrial and intellectual property rights necessary to permit each of the Company and its Subsidiaries to carry on its business as presently conducted. To the Company's knowledge, each of the Company and its Subsidiaries has the right to bring infringement actions with respect to all trademarks, copyrights, service marks, trade names, domain names, trade secrets, proprietary processes and formulae, inventions, know how and other confidential and proprietary information that it owns. Except as otherwise disclosed in SCHEDULE 4.10, all registered patents, copyrights, trademarks, and service marks owned by the Company and its Subsidiaries are in full force and effect and are not subject to any taxes or maintenance fees. Except as otherwise disclosed in
SCHEDULE 4.10, there is no pending or, to the knowledge of the Company, threatened Claim or litigation against the Company or any Subsidiary contesting the right to use its intellectual property rights, asserting the material misuse of any thereof, or asserting the material infringement or other material violation of any intellectual property right of a third party. All inventions and know-how conceived by employees of the Company or its Subsidiaries and used by the Company and its Subsidiaries in the business of the Company and its Subsidiaries as currently conducted are owned by the Company or its Subsidiaries. Except as disclosed on SCHEDULE 4.10, each of the Company and its Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality, and value of its trade secrets, proprietary processes, formulae, inventions, know-how and other confidential and proprietary information.

                  Except as otherwise disclosed in SCHEDULE 4.11, no Proceedings or Claims in which the Company or any Subsidiary alleges that any Person is materially infringing upon, or otherwise materially violating, any patents, trademarks, copyrights, service marks, and applications and registrations therefor are pending, and none have been served by, instituted or asserted by the Company or any Subsidiary, nor are any Proceedings or Claims threatened alleging any such material violation or material infringement, nor does the Company or any Subsidiary know of any valid basis for any such Proceedings or Claims.

         Litigation Other Proceedings or Claims. Except as set forth on SCHEDULE 4.11, there are no (i) Proceedings or Claims pending against or initiated by the Company or any Subsidiary or, to the best knowledge of the Company, threatened against the Company or any Subsidiary, whether at law or in equity, whether civil or criminal in nature, except for Proceedings or Claims that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, or (ii) material Orders with respect to the Company or any Subsidiary.

         Termination of Employment. To the Company's knowledge, no executive officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any officer, key employee or group of key employees.

         Brokers. Neither the Company nor any of its Subsidiaries have employed or otherwise retained any broker or finder in connection with the transactions contemplated by this Agreement.

         Registration Rights. Except as contemplated by the Registration Rights Agreement and except as set forth on SCHEDULE 4.14, no Person has any right to cause the Company to effect the registration under the Securities Act of any shares of Common Stock or any other Securities of the Company.

         REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.
         -------------------------------------------------

         Each Purchaser hereby represents and warrants to the Company as follows:

         Authorization of the Financing Documents. Each Purchaser has the requisite power and authority (corporate or otherwise) to execute, deliver and perform the Financing Documents to which it is a party and the transactions contemplated thereby, and the execution, delivery and performance by such Purchaser of the Financing Documents to which it is a party have been duly authorized by all requisite action by such Purchaser and each such Financing Document, when executed and delivered by such Purchaser, constitutes a legal, valid and binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting creditors' rights and remedies generally, and subject, in the case of enforceability, to general principles of equity (regardless of whether enforcement is sought in a Proceeding at law or in equity).

         Investment Representations.
         --------------------------

                  The Note and the Warrant to be purchased by each Purchaser hereunder are acquired for its own account, for investment and not with a view to the distribution thereof in violation of the Securities Act or applicable foreign or state securities Laws.

                  Each Purchaser understands that (i) the Note and the Warrant have not been, and the Securities issuable upon conversion or exercise thereof will not be, registered under the Securities Act or applicable foreign or state securities Laws, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act and applicable foreign and state securities Laws and (ii) the Note and the Warrant, and the Securities issuable upon conversion or exercise thereof, must be held by the Purchasers or each Purchaser, as the case may be, indefinitely unless a subsequent disposition thereof is registered under the

Securities Act and applicable foreign and state securities Laws or is exempt from registration thereof. Each Purchaser is an "accredited investor" (as defined in Rule 501(a) of Regulation D promulgated under the Securities Act).

                  Except for the acquisition of the Securities of the Company pursuant to the Note Purchase Agreement, dated December 15, 2000, and the Securities Purchase Agreement, dated January 10, 2001, each such agreement by and among the Company and the Purchasers, and for the transactions contemplated hereby, no Purchaser or any affiliate has (i) bought or sold Securities, or options to buy or sell Securities, of the Company, (ii) requested, instructed or knowingly participated in a plan or arrangement with another Person to buy or sell Securities, or options to buy or sell Securities, of the Company, at any time during the period commencing on October 15, 2000 and ending on (and including) the Initial Closing.

                  None of the Purchasers have employed or otherwise retained any broker or finder in connection with the transactions contemplated by this Agreement.

         COVENANTS OF THE COMPANY.
         -------------------------

                  Subsequent Financings. From and after the Initial Closing, if the Company consummates one or more Equity Financings, other than an Equity Financing pursuant to which the Purchasers elect to participate by converting all of the outstanding principal amount of the Note and all accrued and unpaid interest thereon into Securities issued in such Equity Financing, then the proceeds received by the Company in such Equity Financing shall first be used to payoff the outstanding principal amount of the Note and any accrued and unpaid interest thereon.

                  Use of Proceeds. The proceeds received by the Company from the sale of the Note and the Warrant shall be used by the Company for working capital and other general corporate purposes.

         PARTIES IN INTEREST; ASSIGNMENT.
         --------------------------------

         This Agreement shall bind and inure to the benefit of the Company, the Purchasers and their respective successors and assigns. No party hereto may assign this Agreement, any other Financing Document or any of its rights, interests or obligations hereunder or thereunder without the prior written consent of the other parties; provided, however, that each Purchaser may assign any of its rights under this Agreement or any other Financing Document to any affiliate of such Purchaser.

         ENTIRE AGREEMENT.
         -----------------

         This Agreement and the other writings and agreements referred to herein or delivered pursuant hereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

         NOTICES.
         --------

         All notices, demands and requests of any kind to be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by internationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

                  if to the Company, to:

                              Exchange Applications, Inc.
                              89 South Street
                              Boston, MA 02111
                              Attention:    Andrew J. Frawley
                              Telephone:    (617) 737-2244
                              Telecopy:     (617) 443-9143

                              with a copy to:

                              Bingham Dana, LLP
                              399 Park Avenue
                              New York, NY 10022-4689
                              Attention:    Neil W. Townsend
                              Telephone:    (212) 318-7722
                              Telecopy: (212) 752-5378

                  if to the Purchasers, to:

                              InSight Capital Partners
                              527 Madison Avenue, 10th Floor
                              New York, N.Y. 10022
                              Attention:    Deven Parekh
                              Telephone:    (212) 230-9200
                              Telecopy:     (212) 230-9272

                              with a copy to:

                              O'Sullivan Graev & Karabell, LLP
                              30 Rockefeller Plaza
                              New York, New York  10112
                              Attention:    Ilan S. Nissan, Esq.
                              Telephone:    (212) 408-2400
                              Telecopy:     (212) 408-2420

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section 9. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of internationally-recognized overnight courier, on the next business day after the date when sent and (iii) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

         AMENDMENTS.
         -----------

         This Agreement may not be modified or amended, or any of the provisions hereof waived, except by written agreement of the Company and the Purchasers.

         COUNTERPARTS.
         -------------

         This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

         HEADINGS.
         ---------

         The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         GOVERNING LAW.
         --------------

         This Agreement shall be governed by and construed in accordance with the Laws of the State of New York (without giving effect to principles of conflicts of laws).

         EXPENSES.
         ---------

         The Company agrees to pay, and hold the Purchasers harmless against liability for the payment of: (i) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchasers arising in connection with its due diligence and the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement which shall be payable at the Initial Closing and on each DrawDown Date and may be netted from the wire transfers contemplated by Section 3.1(c) and Section 3.2(c)(iii),
(ii) the reasonable out-of-pocket expenses (including attorneys' fees and expenses) of the Purchasers with respect to documentation of the conversion of the Note and the exercise of the Warrant pursuant to their terms or any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, or the other agreements contemplated hereby and (iii) the reasonable fees and expenses incurred by the Purchasers with respect to the enforcement by the Purchasers or their permitted assigns of their rights granted under this Agreement, or the agreements contemplated hereby.

         CONSENT OF THE PURCHASERS.
         -------------------------

         Pursuant to Section 3(b) of the Company's Certificate of Designation dated January 10, 2001, the Purchasers hereby consent to the transactions contemplated by this Agreement and the other Financing Documents; provided, however, that notwithstanding the foregoing, the Purchasers are not hereby consenting to any Equity Financing.
                                    * * * * *

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Securities Purchase Agreement as of the date first written above.


                                COMPANY:
                                --------

                                EXCHANGE APPLICATIONS, INC.


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                PURCHASERS:
                                -----------

                                INSIGHT CAPITAL PARTNERS IV, L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                INSIGHT CAPITAL PARTNERS
                                (CAYMAN) IV, L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its investment general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                INSIGHT CAPITAL PARTNERS
                                IV (FUND B), L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:


                                INSIGHT CAPITAL PARTNERS
                                IV (CO-INVESTORS), L.P.

                                By:   Insight Venture Associates IV, L.L.C.,
                                      its general partner


                                By:
                                      ------------------------------------------
                                      Name:
                                      Title:

                                                                       EXHIBIT A
                                                                       ---------


                        Form of 9% Bridge Promissory Note
                        ---------------------------------



                                  See attached.
                                  -------------

                                                                       EXHIBIT B
                                                                       ---------


                                 Form of Warrant
                                 ---------------



                                  See attached.
                                  -------------

                                                                       EXHIBIT C
                                                                       ---------


                       Form of Opinion of Company Counsel
                       ----------------------------------



                                  See attached.
                                  -------------

                                                                       EXHIBIT D
                                                                       ---------


            Form of Amended and Restate Registration Rights Agreement
            ---------------------------------------------------------



                                  See attached.
                                  -------------

                                   SCHEDULE I
                                   PURCHASERS


Initial Closing:  February 20, 2001
---------------   -----------------

                                                          Percentage of      Initial Advance      Warrant Coverage
                          Purchaser                      Initial Advance         Amount                Amount
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners IV, L.P.                            78.040899%       $2,341,226.98            84,969
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners (Cayman) IV, L.P.                    8.632630%       $ 258,978.91             9,399
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners IV (Fund B), L.P.                   12.670944%       $ 380,128.33             13,796
------------------------------------------------------- ------------------ -------------------- ---------------------
InSight Capital Partners IV (Co-Investors), L.P.              0.655526%        $ 19,665.78              713
------------------------------------------------------- ------------------ -------------------- ---------------------
                                                TOTAL:          100.00%       $3,000,000.00           108,877
------------------------------------------------------- ------------------ -------------------- ---------------------